                              DECRANE HOLDINGS CO.
                            MANAGEMENT INCENTIVE PLAN


         SECTION 1. PURPOSE. The purposes of the DeCrane Holdings Co. Management Incentive Plan are to promote the interests of DeCrane Holdings Co. (the "COMPANY") and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees of the Company and its Subsidiaries, as defined below; (ii) motivating such employees by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of the Company.

         SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, the terms "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), when used with respect to any Person, means the possession, directly or indirectly of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "AWARD" means any Option.

         "AWARD AGREEMENT" means an agreement in substantially the Form attached hereto as Exhibit A or any other written agreement, contract, or other instrument or document, designated by the Committee, evidencing any Award which may, but need not, be executed or acknowledged by a Participant.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means (i) dishonesty by a Participant that results in substantial personal enrichment at the expense of the Company; (ii) willful violations of a Participant's obligations to the Company (including under any employment agreement between the Participant and the Company) which result in material injury to the Company; (iii) a Participant's commission of any felony involving the personal dishonesty of the Participant; or (iv) a Participant's chronic alcoholism or abuse of controlled substances.

         "CHANGE OF CONTROL" means:

                  (a) any "person" (as such term is used in Section 3(a)(9) and 13(d)(3) of the Exchange Act) other than (A) the DLJ Entities and/or their respective Permitted Transferees (as defined in the Investors' Agreement) or (B) any "group" (within the meaning of such Section 13(d)(3)) of which the DLJ Entities constitute a majority (on the basis of ownership interest), acquires, directly or indirectly, by virtue of the consummation of any purchase, merger or other combination, securities of the Company representing more than 51% of the combined voting power of the Company's then outstanding voting securities with respect to matters submitted to a vote of the stockholders generally; or

                  (b) a sale or transfer by the Company or any of its Subsidiaries of substantially all of the consolidated assets of the Company and its Subsidiaries to an entity which is not an Affiliate of the Company prior to such sale or transfer.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan. Until otherwise determined by the Board, the full Board shall be the Committee under the Plan.

         "DISABILITY" shall mean a Participant's inability to perform the duties of his or her employment due to mental or physical incapacity for a period of six consecutive months.

         "EMPLOYEE" means an employee of the Company or any Subsidiary.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" means with respect to the Shares, as of any given date or dates, the average reported closing price of a share of such class of common stock on such exchange or market as is the principal trading market for such class of common stock for the three trading days immediately preceding such date or dates. If such class of common stock is not traded on an exchange or principal trading market on such date, the fair market value of a Share shall be determined by the Committee in good faith taking into account as appropriate recent sales of the Shares, recent valuations of the Shares and such other factors as the Committee shall in its discretion deem relevant or appropriate.

         "INVESTORS' AGREEMENT" means the Amended and Restated Investors' Agreement dated as of October 2, 1998 among (i) the Company, (ii) DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJMB Funding II, Inc., UK Investment Plan 1997 Partners, DLJ EAB Partners, DLJ First ESC, L.P. and DLJ ESC II, L.P. (collectively, the "DLJ ENTITIES") and (iii) certain other Persons listed on the signature pages thereof.

         "OPTION" means a right to purchase Shares from the Company granted under Section 6 of the Plan.

         "PARTICIPANT" means the Employees set forth on Exhibit B hereto selected by the Committee to receive the Awards set forth in Exhibit B (and to the extent applicable, any heirs or legal representatives thereof).

         "PERMITTED TRANSFEREE" shall have the meaning assigned to it in the Investors' Agreement.

         "PERSON" means any individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

         "PLAN" means this DeCrane Holdings Co. Management Incentive Plan.

         "SEC" means the Securities and Exchange Commission or any successor thereto.

         "SHARES" means shares of common stock, $0.01 par value, of the Company or such other securities as may be designated by the Committee from time to time.

         "SUBSIDIARY" shall mean, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

         "SUBSTITUTE AWARDS" means Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

         SECTION 3.  ADMINISTRATION.

          (a) AUTHORITY OF COMMITTEE. The Plan shall be administered by the Committee. Subject to the terms of the Plan, applicable law and contractual restrictions affecting the Company, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award and Award Agreement; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

          (b) COMMITTEE DISCRETION BINDING. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

          SECTION 4.  SHARES AVAILABLE FOR AWARDS.

          (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b) and 4(c), the number of Shares with respect to which Awards may be granted under the Plan shall be 356,257 Shares. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such an Award relates are forfeited, or if such an Award is settled for cash or otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall, in the calendar year in which such settlement, forfeiture, termination or cancellation occurs, again become Shares with respect to which Awards may be granted unless any dividends have been paid thereon prior to such settlement, forfeiture, termination or cancellation. In addition, Shares tendered in satisfaction or partial satisfaction of the exercise price of any Award or any tax withholding obligations will again become Shares with respect to which Awards may be granted. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(b), no Employee of the Company may receive Options in any calendar year that relate to more than 150,000 Shares.

          (b) ADJUSTMENTS. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares of the Company (or number and kind of other securities or property) with respect to which Awards may thereafter be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

          (c) SUBSTITUTE AWARDS. Any Shares underlying Substitute Awards shall not be counted against the Shares available for Awards under the Plan.

          (d) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

          (e) Participants who have previously purchased shares from the Company shall be entitled to purchase additional Shares from the Company, at Fair Market Value and on such other terms and conditions as are substantially similar to that of such previous purchase, in such amounts as may be required to prevent dilution of each such Participant's ownership interest in the Company.

          SECTION 5. ELIGIBILITY. Any Employee, including any officer or employee-director of the Company or any Subsidiary, shall be eligible to be designated a Participant.

          SECTION 6.  STOCK OPTIONS.

          (a) GRANT. Subject to the provisions of the Plan and contractual restrictions affecting the Company, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option.

          (b) EXERCISE PRICE. The Committee in its sole discretion shall establish the exercise price at the time each Option is granted; PROVIDED, that in no event shall the exercise price per Share be less than the Fair Market Value of a Share on the date of grant.

          (c) EXERCISE. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of Federal or state securities laws, as it may deem necessary or advisable.

          (d) PAYMENT. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price, or adequate provision therefor, is received by the Company. Such payment may be made: (i) in cash; (ii) in Shares owned by the Participant for at least six months (the value of such Shares shall be their Fair Market Value on the date of exercise); (iii) by a combination of cash and Shares; or (iv) in such other manner as permitted by the Committee at the time of grant or thereafter.

          SECTION 7. TERMINATION OF EMPLOYMENT; VESTING. (a) TERMINATION OF EMPLOYMENT. Each Award Agreement shall contain such terms as the Committee may in its sole discretion determine concerning vesting, forfeiture, the Company's rights of repurchase of Shares acquired upon exercise of an Option, and/or the effects of termination or suspension of a Participant's employment upon the exercisability of any Option granted thereunder.

          (b) VESTING. Ten percent (10%) of the Options set forth on Exhibit B in respect of each Participant designated thereon a "Corporate Participant" or an "Operating Company Participant" shall be immediately vested. Ninety percent (90%) of each such Option held by each such Corporate Participant or Operating Company Participant shall vest as set forth on Schedule 1, Schedule 2 or Schedule 3, as appropriate, in each case upon attainment of the conditions and targets set forth in the relevant Schedule.

          SECTION 8. CHANGE OF CONTROL. The Committee, in its sole discretion, may provide in an Award Agreement for the accelerated vesting of an Award in the event of a Change of Control.

          SECTION 9.  AMENDMENT AND TERMINATION.

          (a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act, for which or with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

          (b) AMENDMENTS TO AWARDS. Subject to the terms of the Plan and applicable law, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of a Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

          (c) CANCELLATION. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, in the event of a Change of Control or an offer to Participants generally relating to the acquisition of Shares, including through purchase, merger or otherwise, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award.

          SECTION 10.  GENERAL PROVISIONS.

          (a) DIVIDEND EQUIVALENTS. In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

          (b) NONTRANSFERABILITY. Except to the extent otherwise provided in an Award Agreement, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution.

          (c) NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

          (d) SHARE CERTIFICATES. Certificates issued in respect of Shares shall, unless the Committee otherwise determines, be registered in the name of the Participant or its Permitted Transferees and shall be deposited by such Participant or Permitted Transferee, together with a stock power endorsed in blank, with the Company. When the Participant ceases to be bound by any transfer restrictions set forth herein or in the Investors' Agreement, the Company shall deliver such certificates to the Participant upon request. Such stock certificate shall carry such appropriate legends, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, any state securities laws or any other applicable laws and the Investors' Agreement. Subject to the provisions of the Investors' Agreement, all certificates for Shares or other securities of the Company or any Subsidiary delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission or any stock exchange upon which such Shares or other securities are then listed and any applicable laws or rules or regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (e) WITHHOLDING. A Participant may be required to pay to the Company or any Subsidiary, and the Company or any Subsidiary shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from any such grant, lapse, vesting, or exercise of any Award.

          (f) AWARD AGREEMENTS. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

          (g) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

          (h) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any Subsidiary. Further, the Company or an Subsidiary may at any time dismiss a Participant from employment or service, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (i) RIGHTS AS A STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be issued under the Plan until he or she has become the holder of such Shares.

          (j) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

          (k) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

          (l) OTHER LAWS. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant in connection therewith shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

          (m) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

          (n) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

          (o) TRANSFER RESTRICTIONS. Shares acquired hereunder may not be sold, assigned, transferred, pledged or otherwise disposed of, except as provided in the Plan, the applicable Award Agreement and the Investors' Agreement.

          (p) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          SECTION 11.  TERM OF THE PLAN.

          (a) EFFECTIVE DATE. The Plan shall be effective as of December 14, 1999, subject to approval by the shareholders of the Company. Awards may be granted hereunder prior to such shareholder approval subject in all cases, however, to such approval.

          (b) EXPIRATION DATE. The Board and the Committee's authority to grant Awards under the Plan shall terminate on the tenth anniversary of the Plan's effective date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.

                                                                    EXHIBIT A

                                 Award Agreement
                                    under the
                              DeCrane Holdings Co.
                            Management Incentive Plan



                  Date of Grant:           December  20, 1999

                  Name of Optionee:
                                           --------------------------

                  Number of Shares:
                                           --------------------------

                  Exercise Price:          $23.00/share

                  Expiration Date:         December  20, 2009


         DeCrane Holdings Co., a Delaware corporation (the "COMPANY"), hereby grants to the above-named optionee (the "OPTIONEE") a performance-based vesting option (the "OPTION") to purchase from the Company, for the price per share set forth above, the number of shares of Common Stock, $0.01 par value (the "SHARES"), of the Company set forth above pursuant to the DeCrane Holdings Co. Management Incentive Plan (the "PLAN"). The Options are not intended to be treated as incentive stock options under the Code.

         Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan. The terms and conditions of the Option granted hereby, to the extent not controlled by the terms and conditions contained in the Plan, are as follows:

         1. EXERCISE PRICE. The price at which each Share subject to this Option may be purchased shall be the price set forth above.

         2. NUMBER OF SHARES; EXERCISE. The number of Shares for which the Option may be exercised are set forth above. To the extent this Option has become vested in accordance with Section 3 below, the Option may be exercised at any time until the Expiration Date, subject to the terms of the Plan and of Section 7 below.

         3.       VESTING.

                  (a)      GENERAL.

                           (i) The Option shall be immediately vested and exercisable with respect to 10% of the Shares subject thereto.

                           (ii) To the extent not previously vested in accordance with the provisions of this Section 3, the Option shall become fully vested and exercisable on the earlier of: (x) the eighth anniversary of the Date of Grant, provided the Optionee is then in the employ of the Company or a Subsidiary; or (y) upon a Change in Control provided that the internal rate of return realized by the DLJ Entities in respect of such Change in Control exceeds the targets set forth on
         Schedule 1 to the Plan.

                  (b)      PERFORMANCE CONDITIONS.

                           (i) The Option shall be considered to be a "GROWTH-BASED OPTION" to the extent of 90% of the Shares subject thereto. A portion of this Growth-Based Option shall become vested and exercisable on the thirtieth day following the availability of audited financial statements of the Company for each of the four fiscal years of the Company commencing with the fiscal year ending December 31, 1999 (each such day, a "VESTING DATE"), provided, in the case of Operating Company Participants, the operating company to which such Optionee's employment primarily relates (the "OPERATING COMPANY") has achieved such Operating Company's Target EBITDA for such fiscal year as set forth in Schedule 2 or Schedule 3 to the Plan, as applicable, or, in the case of Corporate Participants, provided that the Total Consolidated EBITDA achieved for such year equals the Total Target Consolidated EBITDA for such year as set forth in Schedule 3 to the Plan. Schedule 2 and Schedule 3 set forth the total portion of the Growth-Based Option that will be treated as vested and exercisable as of each Vesting Date based on achievement of the specified percentages of the relevant Target EBITDA and Schedule 3 sets forth the Total Target Consolidated EBITDA, as the case may be, in each case for each fiscal year.

                           (ii) If the Target EBITDA value referred to in clause
         (b)(i) for any Operating Company is exceeded in any fiscal year, an amount equal to all or a portion of the excess of actual EBITDA over such target EBITDA shall be taken into account in respect of the immediately preceding fiscal year solely for purposes of determining whether such Operating Company's Target EBITDA for such preceding fiscal year has been attained; provided, however, that any such excess EBITDA in any fiscal year that is taken into account as provided herein shall not be taken into account, directly or indirectly, for any purpose in respect of any other preceding fiscal year or any fiscal year commencing after such immediately preceding fiscal year.

                           (iii) If the Target EBITDA value referred to in clause (b)(i) for any Operating Company is exceeded in any fiscal year, an amount equal to all or a portion of the excess of actual EBITDA over such target EBITDA, provided that such excess has not been taken into account in respect of the immediately preceding fiscal year pursuant to Clause (b)(ii), shall be taken into account in the immediately succeeding fiscal year solely for purposes of determining whether such Operating Company's Target EBITDA for such succeeding fiscal year has been attained; provided, however, that any such excess EBITDA in any fiscal year shall not be taken into account, directly or indirectly, for any purpose in respect of any fiscal year commencing after such immediately succeeding fiscal year.

                           (iv) The Target EBITDA for the Operating Companies may be reallocated among such Companies provided that: (x) the Board and management of the Company agree on such reallocation and (y) the Target Total Divisional EBITDA (Rev.) set forth on Schedule 3 remains unchanged. In the event that the Company acquires any business during such period, the Target Total Consolidated EBITDA (Rev.) on Schedule 3 shall be increased by the EBITDA projected for such business for the year of acquisition and for each subsequent year, as projected for each such year at the time of its acquisition. The Committee shall have the discretion to adjust the corporate elimination in Schedule 3 to reflect such acquisition.

         4. MANNER OF EXERCISE. The Optionee (or his representative, devisee or heir, as applicable) may exercise any portion of this Option which has become exercisable in accordance with the terms hereof as to all or any of the Shares then available for purchase by delivering to the Company written notice specifying:

                  (i) the number of whole Shares to be purchased together with payment in full of the aggregate Exercise Price of such shares;

                  (ii) the address to which dividends, notices, reports, etc. are to be sent; and

                  (iii) the Optionee's social security number.

Payment shall be in cash, by certified or bank cashier's check payable to the order of the Company, free from all collection charges, or in unencumbered Shares (provided such shares shall have been held by the Optionee for at least six months unless the Committee determines in its sole discretion that such six-month holding period is not necessary to comply with any accounting, legal or regulatory requirement) having a Fair Market Value equal to the full amount of the Exercise Price therefor, or such other form as may be permitted by the Committee. Only one stock certificate will be issued unless the Optionee otherwise requests in writing. Shares purchased upon exercise of the Option will be issued in the name of the Optionee or the Optionee's Permitted Transferee. No Shares shall be issued hereunder unless and until the Optionee (or his representative, devisee or heir, as applicable) executes and agrees to be bound by the Investors' Agreement. The Optionee shall not be entitled to any rights as a stockholder of the Company in respect of any Shares covered by this Option until such Shares shall have been paid for in full and issued to the Optionee.

         5. CERTIFICATES. Certificates issued in respect of Shares acquired upon exercise of the Option shall, unless the Committee otherwise determines, be registered in the name of the Optionee or its Permitted Transferee. When the Optionee ceases to be bound by the provisions of the Investors' Agreement, the Company shall deliver such certificates to the Optionee or its Permitted Transferee upon request. Such stock certificate shall carry such appropriate legends, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, any state securities laws or any other applicable laws or the Investors' Agreement.

         6. NONTRANSFERABILITY. This Option is personal to the Optionee and may be exercised only by the Optionee or his or her representative in the event of the Optionee's Disability or death. This Option shall not be transferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, this Option may be transferred to a trust solely for the benefit of the Optionee or the Optionee's immediate family (which shall be deemed to include the Optionee's spouse, parents, siblings, children, stepchildren and grandchildren).

         7. FORFEITURE OF OPTION; RIGHT OF REPURCHASE.

         (a) If the Optionee's employment with the Company and its Subsidiaries shall terminate for any reason other than by the Company or its Subsidiary for Cause, then (i) to the extent not yet vested as of the date of termination of employment, the Option shall immediately be forfeited; and (ii) to the extent vested as of the date of termination of employment, the Option may be retained and exercised, in accordance with the terms of the Plan and this Award Agreement, during the six month period following such termination.

         (b) If the Optionee's employment with the Company and its Subsidiaries shall be terminated by the Company or its Subsidiary for Cause, then the entire Option shall immediately be forfeited, and all Shares previously acquired upon exercise of the Option shall be subject to a right of repurchase by the Company from the Participant or his or her Permitted Transferee at a price equal to the Exercise Price.

         8. SALE OF UNDERLYING SHARES. The Optionee's right and obligation to sell any Shares acquired upon exercise of the Option (in the case of Optionees who are party thereto) shall be subject to the terms of the Investors' Agreement.

         9. EMPLOYMENT RIGHTS. This Option does not confer on the Optionee any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary to determine the terms of the Optionee's employment.

         10. TERMS OF PLAN; INTERPRETATIONS. This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling. All interpretations or determinations of the Committee and/or the Board shall be binding and conclusive upon the Optionee and his legal representatives on any question arising hereunder. The Optionee acknowledges that he has received and reviewed a copy of the Plan.

         11. DELEGATION. Optionee acknowledges that any powers, rights or responsibilities of the Board and/or the Committee set forth herein may be delegated to and exercised by any subcommittee thereof as permitted under the Plan.

         12. NOTICES. All notices hereunder to the party shall be delivered or mailed to the following addresses:

                  If to the Company:

                  DeCrane Holdings Co.
                  c/o DLJ Merchant Banking Partners II, L.P.
                  277 Park Avenue
                  New York, New York  10172
                  Attention:   Thompson Dean
                  Fax:   (212) 892-7272
                  and

                  DeCrane Holdings Co.
                  2361 Rosecrans Avenue
                  Suite 180
                  El Segundo, CA   90245
                  Attention:   R. Jack DeCrane
                  Fax:   (310) 643-0746

                  with a copy to:

                  Davis Polk & Wardwell
                  450 Lexington Avenue
                  New York, New York  10017
                  Attention: George R. Bason, Jr., Esq.
                  Fax:   (212) 450-4800

                  If to the Optionee:

                  To the person and at the address specified on the signature page.

Such addresses for the service of notices may be changed at any time provided notice of such change is furnished in advance to the other party.

         13. ENTIRE AGREEMENT. This Agreement, together with the Plan and (in the case of Optionees who are party thereto) the Investors Agreement, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. This Agreement, the Plan and the Investors' Agreement supersede all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

         14. GOVERNING LAW. This Award Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without application of the conflict of laws principles thereof.

         15. COUNTERPARTS. This Award Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this Award Agreement to be duly executed as of the date first above written.

                                            DeCRANE HOLDINGS CO.


                                            By:
                                               ---------------------------
                                            Name:
                                            Title:


                                            OPTIONEE:


                                            ------------------------------
                                            Name:
                                            Address:  c/o  DeCrane Holdings Co.
                                                           2361 Rosecrans Avenue
                                                           Suite 180
                                                           El Segundo, CA 90245

                                                                    EXHIBIT B

                                       DECRANE HOLDINGS CO.

                                    MANAGEMENT INCENTIVE PLAN

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                                                                               STOCK OPTION
                                                  STOCK OPTIONS (#)           PERCENTAGE (%)
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
CORPORATE PARTICIPANTS
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OPERATING COMPANY PARTICIPANTS
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TOTAL ALLOCATED
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UNALLOCATED
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Total                                                    356,257                    10.00  %
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